Exhibit 99

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[LOGO]	[GRAPHIC]

Prospect Medical Holdings, Inc.

Investor Presentation

October 2005

Forward Looking Statements

This presentation may contain forward-looking statements. Additional written or oral forward-looking statements may be made by the Company from time to time, in filings with the Securities and Exchange Commission or otherwise. Statements contained herein that are not historical facts are forward-looking statements. Investors are cautioned that forward-looking statements, including the statements regarding anticipated or expected results and the future introduction of new products, involve risks and uncertainties which may affect the Company’s business and prospects, including those outlined in the Company’s Form 10 and subsequently filed reports.  Any forward-looking statements contained in this presentation represent our estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Overview

Business:	Managed Care Management
Company serving affiliated
Independent Physician Associations
(“IPAs”) in Southern California

Founded:	1987

Headquarters:	Culver City, CA

Shares Outstanding:	6.6 million

Fiscal Year:	September 30th

Symbol:	Amex: PZZ

Understanding IPAs (& HMOs)

•                  HMOs - Offer a comprehensive health care benefits package - for a fixed (capitated) monthly fee

•                  Delegation of HMO patients to IPAs = predominant managed care model in the U.S.

•                  Delegation = HMOs contract with IPAs - to provide enrollees’ medical services - fixed (capitated) basis

•                  IPAs are physician-owned professional corporations comprised of primary care and specialty physicians

•                  Increasing regulatory complexity/administrative requirements drive IPAs’ need for professional management

•                  Prospect manages IPAs….that it controls = more efficient management + better results

Bridging HMOs and Physicians

HMOs

CONTRACTS

CONTRACTS
Prospect Medical Holdings	Prospect Medical Group
(Management Company)	ASSIGNABLE OPTION	(Professional Corp)
AGREEMENT

	INDEPENDENT	INDEPENDENT
	PRIMARY CARE	SPECIALITY
	PHYSICIANS	PHYSICIANS

Scope of our Services - for the IPAs

HMOs	Physicians	Patients
• Negotiate contracts with HMOs	• Recruiting	• Medical Services
• Handle Regulatory Compliance for HMOs	• Credentialing	• Quality Control
• Handle Patient Claims	• Contracting	• Customer Service
• Provider Relations
• HMO Relations
• Claims/Cap Pmt.
• Eligibility/Membership
• Utilization
• Accounting

We Contract With Physicians to Provide Over 130 Medical Services…

• Abdominal Surgery
• Acupuncture
• Adolescent Medicine
• Allergy & Immunology
• Ambulance
• Anatomic Pathology
• Anesthesiology
• Audiology
• Broncho-Esophagology
• Cardiology
• Cardiothoracic Surgery
• Cardiovascular Diseases
• Chemical Dependency
• Child Psychiatry
• Chiropractor
• Clinical Pathology
• Clinical Pharmacology
• Colon & Rectal Surgery
• Critical Care
• Dentistry
• Dermatology
• Dermatopathology
• Diagnostic Radiology
• Dialysis
• Ear/Nose & Throat
• Electrophysiology
• Emergency Medicine
• Endocrinology
• Family Planning
• Family Practice
• Gastronterology
• General Practice
• General Preventative
• General Surgery
• Genetics
• Geriatrics
• Gynecology
• Gynecology/Oncology
• Hand Surgery
• Head & Neck Surgery
• Hematology
• Hematology & Oncology
• Home Health Agency
• Hospital
• Infectious Diseases
• Infertility
• Infusion Therapy
• Internal Medicine
• Laboratory
• LCSW
• Litho Center
• Lymphadema Therapy
• Magnetic Resonance
• Maternal-Fetal Medicine
• Maxillofacial Surgery
• Multispecialty Group
• Neonatal-Perinatal
• Neonatology
• Nephrology
• Neurological Surgery
• Neurology
• Nuclear Medicine
• Nurse Practitioner
• Nutrition
• Obstetrics & Gynecology
• Occularist
• Occupational Therapy
• Oncology
• Ophthalmology
• Optometry
• Oral Surgeon
• Orthopedic Surgery
• Orthotics & Prosthetics
• Osteopathic
• Otolaryngology
• Otology
• Pain Management
• Pathology
• Pediatric Allergy
• Pediatric Cardiology
• Pediatric Critical Care
• Pediatric Endocrinology
• Pediatric Gastroenterology
• Pediatric Geneticist
• Pediatric Hematology
• Pediatric Infectious Disease
• Pediatric Nephrology
• Pediatric Neurology
• Pediatric Neurosurgery
• Pediatric Ophthalmology
• Pediatric Pulmonary
• Pediatric Rheumatology
• Pediatric Surgery
• Pediatric Urology
• Pediatrics
• Perinatologist
• Pharmacy
• Physical Therapy
• Plastic & Reconstructive
• Podiatry
• Psychiatry
• Psychology
• Public Health
• Pulmonary Diseases
• Radiation Oncology
• Radiation Therapy
• Radiology
• Registered Nurse
• Rehabilitation
• Rheumatology
• Sleep Disorders
• Spinal Surgery
• Surgery Center
• Urological Surgery
• Vascular Surgery

Current Operations

•               Regional industry leader

•               10 affiliated IPAs

•               Contracts with all major HMOs

•               178,000 HMO enrollees

•               4,000 + physicians

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California Market

•               Dense and growing population – 36+ million

•               17 million HMO enrollees (@ 47%....leads nation)

•               High concentration of physicians and hospitals

•               Established physician practice and referral patterns, compatible with managed care

•               Fragmented market ripe for consolidation

•               Approximately 150 medical groups or IPAs have failed or consolidated in the last five years

•               Remaining 150+ IPAs tend to be profitable

•               Affiliation provides an exit strategy for the remaining financially stable IPAs….with almost 2.5 million covered lives

Acquisition Strategy & Criteria

•               IPAs that have a history of profitability

•               Opportunities to realize significant synergies by:

•               Economies of scale

•               Leveraging our built out IT and back office infrastructure

•               Applying our proven risk (cost) management procedures

•               Proximity to current operations and/or possess material share of their market

•               Hospital and physician competitive forces at work

•               Generate ROIC that exceeds our cost of capital – i.e. accretive to earnings

Triple Acquisition Benefit

3	Increased HMO Rates	Can execute more favorable contracts with payors

2	Improved Contracting with Physicians	Provides bargaining power with physicians

1	Reduced Operating Expenses	Up to 50% reduction in administrative expenses

Why Others Failed

PREDECESSORS	PROSPECT MEDICAL HOLDINGS

Immediate move to national consolidation created integration difficulties	Exclusive focus on Southern California market

Rapid, undisciplined acquisitions	Disciplined and deliberate acquisition strategy

Acquired and attempted to operate medical practices instead of focusing on management and administrative competencies	Focused solely on managing affiliated IPAs

Revenue Growth: 1997 – 2005 ($ millions)

[CHART]

Net Income

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Quarterly Results ($000’s, except EPS)

	09/30/04	12/31/04	3/31/05	6/30/05

Revenues	$35,014	$33,281	$32,331	$32,393

Gross Margin	7,733	8,480	8,674	9,548

Pre-Tax Income	1,713	1,815	1,545	1,699

Net Income	908	1,087	922	1,014

Diluted EPS	$0.11	$0.13	$0.11	$0.12

Diluted Shares Outstanding	8,431	8,683	8,758	8,399

Shareholders’ Equity

[CHART]

Management Team

•                  Dr. Jack Terner, M.D., Chairman and CEO (1996 - )

•                  Formerly Chairman and CEO of Century Medi-Corp from 1984 until 1992 merger with Foundation Health Corporation (NYSE: FH).  During this period, Century Medi-Corp’s revenues increased 700% to $150 million, net income rose from $(2.6) million to $6.5 million and market cap grew 7500% to $250 million.

•                  Catherine Dickson, President and COO (1998 - )

•                  Served as VP of Contracting and Credentialing for Prospect Medical Systems from 2000 until 2003.  She has been with the Company since 1998.

•                  Michael Terner, Vice President, HMO Contracting (2003 - )

•                  Active with the Company since 1996. Previously, Business Development Director for Century Medi-Corp. Prior experience also includes KPMG HealthCare Consulting, Ocean Park Capital and L F Rothschild, Unterberg

•                  Mike Heather, Chief Financial Officer (2004 - )

•                  Former Co-CEO & CFO of internet infrastructure company, WebVision. Former Partner-in-Charge of Healthcare Services Practice of Deloitte & Touche in Orange County, CA.

Key Initiative….Incentive Revenue

[CHART]

Medicare Initiatives

•                  CMS (Centers for Medicare and Medicaid Services) Risk Adjustment

•                  Additional compensation for sicker seniors

•                  Brotman Medical Center

•                  Strategic positioning in key West Los Angeles market

•                  “Medi-Medi” Program in Orange County

•                  Moving certain seniors into managed care

CMS Risk Adjustment Initiative

•                  Risk Adjustment

•                  monthly compensation adjusted (up or down) depending on health/sickness (“acuity”) of patient

•                  Previously, compensation was based on age/sex

•                  Phasing in Risk Adjustment (acuity) weighting

•                  25% last year, 50% this year, then 75%, then 100%

•                  Prospect scored high on current acuity ratings

•                  Received (Sept/Oct ‘05) over $3 million in additional FY 05 (retro) capitation based on acuity ratings. If $1 M set aside for MD’s = $2 M, net gain.

•                  Future years?

•                  Higher weightings (à 75% à 100%) suggests higher $$

•                  Depends on what other IPAs submit

Key Initiative…Brotman Medical Center

•                  JCAHO accredited, 420-bed hospital in Culver City, CA

•                  Wide range of in-patient and out-patient services

•                  Our small ($1 million) investment, gives us….

•                  A competitive + profitable advantage in a unique market

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Brotman Strategic Salients

•                  Creates dominant position in large, undeveloped Medicare HMO market in West Los Angeles

•                  We can now offer most cost effective “full risk” product to HMOs in West L.A.

•                  Will stimulate internal growth (IPA and Hospital) in the profitable and expanding Medicare HMO arena

•                  HMOs’ Medicare issues were – pharmacy costs + hospital costs

•                  Congress has solved their pharmacy problem

•                  In West L.A., Prospect/Brotman can solve their hospital problem

•                  At 30% + savings over traditional Medicare costs, government will move seniors to managed care

•                  Active discussions already underway with HMOs to move Senior members to Prospect/Brotman

•                  To illustrate…1,000 more Senior members x $270 p.m. x 12 = $3.2 M annualized revenue. At 65% Medical Cost Ratio = $1.1 M margin

“Medi-Medi” Program in Orange County

•                  “Medi-Medi’s” also called “Dual Eligibles” are eligible for Medicare and Medicaid (Senior + Indigent)

•                  Being moved to HMO model in California

•                  50,000 Medi-Medi’s in OC

•                  Prospect (AMVI/Prospect JV) is one of five approved IPAs

•                  10/1/05 Voluntary enrollment starts; 7/1/06 = Forced enrollment

•                  50,000 members x $270 per month x 12 months = $162 million annual revenue (ignoring likely upward CMS Risk Adjustment)

•                  At 15% margin = $24 million of annual margin

•                  Unknowns = Prospect’s enrollment % + Related G&A costs

•                  But the opportunity is significant!

•                  Following illustration assumes we get 10%, or 5,000 members

Medicare Initiatives
Illustration of Quarterly Revenue Impact

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Medicare Initiatives
Illustration of Quarterly Gross Margin Impact

[CHART]

Medicare Initiatives
Illustration of Quarterly EPS Impact

[CHART]

Investment Conclusions

•                  Strong Cash Flow Business:

•                  Highly profitable

•                  Money received up front each month

•                  Barriers to Entry:

•                  New Solvency requirements

•                  Size of Infrastructure Investment

•                  Reluctance of HMOs to give new contracts

•                  Operating Leverage of Platform

•                  Superior Business Model:

•                  IPAs versus Medical Groups

•                  “Friendly Physician” harmony enables better control of managed IPAs

•                  Risk Management/Reduction:

•  Demonstrated Ability to Manage Medical Costs

•                  Geographic Concentration:

•  Better Medical Contracts

•  Effectiveness of Consolidation

•  Mature Market Attuned to Managed Care

•                  Proven History:

•  Management – Experience & Expertise

•  Management – Ability to Acquire & Consolidate

•  Management – Continuity and Depth

Investment Summary

•                  An increasingly efficient operator and consolidator

•                  In a rationalized market ripe for consolidation

•                  With a good acquisition pipeline and available financing

•                  Leveraging key initiatives that significantly increase per member profitability

Prospect Medical Holdings, Inc.

Investor Presentation

October 2005